Filing Receipt for Trademark/Service Mark Application for Registration
on the Principal Register
and Next Steps in the Application Process

Thank you for submitting your trademark application to the U.S. Patent and Trademark Office (USPTO). This filing receipt confirms your mark and serial number, describes next steps in the application process, and includes the information submitted in your application. Please read this receipt carefully and keep a copy for your records.

For an overview of important things to know after filing your application, visit our website to read the After You File page and watch video number 9 "After You File."

1. Your mark. LADAVRU (Standard Characters, mark.jpg)
The literal element of the mark consists of LADAVRU. The mark consists of standard characters, without claim to any particular font, style, size, or color.

2. Your serial number. Your application was assigned serial number '87601498'. You must refer to your serial number in all communications about your application.

3. What happens next—legal examination.  Your mark will not be registered automatically. In approximately three months, your application will be assigned to a USPTO examining attorney for review. The attorney will determine if your application meets all applicable legal requirements, and if it doesn't you will be notified in an email with a link to the official Office action (official letter from the USPTO). Visit our website for an explanation of application process timelines.

If your mark includes a design element, we will assign it one or more design search codes. We will notify you of these codes within the next few weeks and you can suggest that we add or delete a design search code from your file.

4. Keep your addresses current in USPTO records. We do not extend filing deadlines if you do not receive USPTO mail or email. If your postal address or email address changes, you must update the correspondence or owner's address using the address forms on our website.

5. Check your application status in our database every three to four months. To be sure that you don't miss an important email from us, and to avoid the possible abandonment of your application, check your application status and review your documents in our database, Trademark Status and Document Retrieval (TSDR), every three to four months.

6. Warning about private companies offering trademark-related services. Private companies may send you communications that resemble official USPTO communications. These private companies are not associated with the USPTO. All official correspondence will be from the "United States Patent and Trademark Office" in Alexandria, Virginia, and from emails with the domain "uspto.gov." If you are unsure about whether the correspondence is from us, check your records in our database, TSDR. Visit our website for more information on trademark-related communications that may resemble official USPTO communications.

7. Questions? Please visit our website, email us, or call us at 1-800-786-9199 and select option 1.

8. Application data. If you find an error in the data below, visit the After You File page on our website for information on correcting errors.

The information submitted in the application appears below:

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

The table below presents the data as entered.

Input Field

Entered

SERIAL NUMBER

87601498

MARK INFORMATION

*MARK

mark.jpg

STANDARD CHARACTERS

YES

USPTO-GENERATED IMAGE

YES

LITERAL ELEMENT

LADAVRU

MARK STATEMENT

The mark consists of standard characters, without claim to any particular font style, size, or color.

APPLICANT INFORMATION

*OWNER OF MARK

Hoverink Biotechnologies Inc.

*STREET

1801 Century Park E., 24th Floor

*CITY

Los Angeles

*STATE
(Required for U.S. applicants)

California

*COUNTRY

United States

*ZIP/POSTAL CODE
(Required for U.S. applicants)

90067

LEGAL ENTITY INFORMATION

TYPE

corporation

STATE/COUNTRY OF INCORPORATION

Delaware

GOODS AND/OR SERVICES AND BASIS INFORMATION

INTERNATIONAL CLASS

005

*IDENTIFICATION

Pharmaceutical preparations for the treatment of gastrointestinal and oncological diseases and disorders

FILING BASIS

SECTION 1(b)

ATTORNEY INFORMATION

NAME

Victor K. Sapphire, Esq.

ATTORNEY DOCKET NUMBER

HVRNK-LDAVRU

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

EMAIL ADDRESS

vic@brandidentitylawyer.com

AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

CORRESPONDENCE INFORMATION

NAME

Victor K. Sapphire, Esq.

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

*EMAIL ADDRESS

vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com

*AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

FEE INFORMATION

APPLICATION FILING OPTION

TEAS RF

NUMBER OF CLASSES

1

APPLICATION FOR REGISTRATION PER CLASS

275

*TOTAL FEE DUE

275

*TOTAL FEE PAID

275

SIGNATURE INFORMATION

SIGNATURE

/vsapphire/

SIGNATORY'S NAME

Victor K. Sapphire, Esq.

SIGNATORY'S POSITION

Attorney for Applicant

SIGNATORY'S PHONE NUMBER

323-449-7872

DATE SIGNED

09/08/2017

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

Serial Number: 87601498

Filing Date: 09/08/2017

To the Commissioner for Trademarks:

The applicant, Hoverink Biotechnologies Inc., a corporation of Delaware, having an address of
      1801 Century Park E., 24th Floor
      Los Angeles, California 90067
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 005:  Pharmaceutical preparations for the treatment of gastrointestinal and oncological diseases and disorders
Intent to Use: The applicant has a bona fide intention, and is entitled, to use the mark in commerce on or in connection with the identified goods/services.

The applicant's current Attorney Information:
      Victor K. Sapphire, Esq. of Law Office of Victor Sapphire, Inc.      7190 Sunset Blvd #116
      Los Angeles, California 90067
      United States
      323-449-7872(phone)
      vic@brandidentitylawyer.com (authorized)
The attorney docket/reference number is HVRNK-LDAVRU.

The applicant's current Correspondence Information:

      Victor K. Sapphire, Esq.

      Law Office of Victor Sapphire, Inc.

      7190 Sunset Blvd #116

      Los Angeles, California 90067

      323-449-7872(phone)

      vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com (authorized)

E-mail Authorization: I authorize the USPTO to send e-mail correspondence concerning the application to the applicant, the applicant's attorney, or the applicant's domestic representative at the e-mail address provided in this application. I understand that a valid e-mail address must be maintained and that the applicant or the applicant's attorney must file the relevant subsequent application-related submissions via the Trademark Electronic Application System (TEAS). Failure to do so will result in the loss of TEAS Reduced Fee status and a requirement to submit an additional processing fee of $125 per international class of goods/services.

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

Basis:
If the applicant is filing the application based on use in commerce under 15 U.S.C. § 1051(a):

•

The signatory believes that the applicant is the owner of the trademark/service mark sought to be registered;

•

The mark is in use in commerce on or in connection with the goods/services in the application;

•

The specimen(s) shows the mark as used on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

And/Or
If the applicant is filing the application based on an intent to use the mark in commerce under 15 U.S.C. § 1051(b), § 1126(d), and/or § 1126(e):

•

The signatory believes that the applicant is entitled to use the mark in commerce;

•

The applicant has a bona fide intention to use the mark in commerce on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

To the best of the signatory's knowledge and belief, no other persons, except, if applicable, concurrent users, have the right to use the mark in commerce, either in the identical form or in such near resemblance as to be likely, when used on or in connection with the goods/services of such other persons, to cause confusion or mistake, or to deceive.

To the best of the signatory's knowledge, information, and belief, formed after an inquiry reasonable under the circumstances, the allegations and other factual contentions made above have evidentiary support.

The signatory being warned that willful false statements and the like are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements and the like may jeopardize the validity of the application or submission or any registration resulting therefrom, declares that all statements made of his/her own knowledge are true and all statements made on information and belief are believed to be true.

Declaration Signature

Signature: /vsapphire/   Date: 09/08/2017
Signatory's Name: Victor K. Sapphire, Esq.
Signatory's Position: Attorney for Applicant
Signatory's Phone Number: 323-449-7872

Thank you,

The TEAS support team
Fri Sep 08 16:03:35 EDT 2017
STAMP: USPTO/BAS-76.219.176.81-20170908160335466730-87601498-510dee0a1a332d949476f0c9b17182d0e5ac28a38b8bb87b42b066c3fb9f6ca57-CC-2772-20170908155929453676

Filing Receipt for Trademark/Service Mark Application for Registration
on the Principal Register
and Next Steps in the Application Process

Thank you for submitting your trademark application to the U.S. Patent and Trademark Office (USPTO). This filing receipt confirms your mark and serial number, describes next steps in the application process, and includes the information submitted in your application. Please read this receipt carefully and keep a copy for your records.

For an overview of important things to know after filing your application, visit our website to read the After You File page and watch video number 9 "After You File."

1. Your mark. HOVERINK BIOTECHNOLOGIES (Standard Characters, mark.jpg)
The literal element of the mark consists of HOVERINK BIOTECHNOLOGIES. The mark consists of standard characters, without claim to any particular font, style, size, or color.

2. Your serial number. Your application was assigned serial number '87601475'. You must refer to your serial number in all communications about your application.

3. What happens next—legal examination.  Your mark will not be registered automatically. In approximately three months, your application will be assigned to a USPTO examining attorney for review. The attorney will determine if your application meets all applicable legal requirements, and if it doesn't you will be notified in an email with a link to the official Office action (official letter from the USPTO). Visit our website for an explanation of application process timelines.

If your mark includes a design element, we will assign it one or more design search codes. We will notify you of these codes within the next few weeks and you can suggest that we add or delete a design search code from your file.

4. Keep your addresses current in USPTO records. We do not extend filing deadlines if you do not receive USPTO mail or email. If your postal address or email address changes, you must update the correspondence or owner's address using the address forms on our website.

5. Check your application status in our database every three to four months. To be sure that you don't miss an important email from us, and to avoid the possible abandonment of your application, check your application status and review your documents in our database, Trademark Status and Document Retrieval (TSDR), every three to four months.

6. Warning about private companies offering trademark-related services. Private companies may send you communications that resemble official USPTO communications. These private companies are not associated with the USPTO. All official correspondence will be from the "United States Patent and Trademark Office" in Alexandria, Virginia, and from emails with the domain "uspto.gov." If you are unsure about whether the correspondence is from us, check your records in our database, TSDR. Visit our website for more information on trademark-related communications that may resemble official USPTO communications.

7. Questions? Please visit our website, email us, or call us at 1-800-786-9199 and select option 1.

8. Application data. If you find an error in the data below, visit the After You File page on our website for information on correcting errors.

The information submitted in the application appears below:

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

The table below presents the data as entered.

Input Field

Entered

SERIAL NUMBER

87601475

MARK INFORMATION

*MARK

mark.jpg

STANDARD CHARACTERS

YES

USPTO-GENERATED IMAGE

YES

LITERAL ELEMENT

HOVERINK BIOTECHNOLOGIES

MARK STATEMENT

The mark consists of standard characters, without claim to any particular font style, size, or color.

APPLICANT INFORMATION

*OWNER OF MARK

Hoverink Biotechnologies Inc.

*STREET

1801 Century Park E., 24th Floor

*CITY

Los Angeles

*STATE
(Required for U.S. applicants)

California

*COUNTRY

United States

*ZIP/POSTAL CODE
(Required for U.S. applicants)

90067

LEGAL ENTITY INFORMATION

TYPE

corporation

STATE/COUNTRY OF INCORPORATION

Delaware

GOODS AND/OR SERVICES AND BASIS INFORMATION

INTERNATIONAL CLASS

042

*IDENTIFICATION

Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical preparations and medicines; laboratory research services relating to pharmaceuticals; pharmaceutical products development; research and development in the pharmaceutical and biotechnology fields; research and development of pharmaceuticals for the treatment of age-related diseases, cancer, infectious diseases, mental illnesses, neurodegenerative diseases

FILING BASIS

SECTION 1(b)

ADDITIONAL STATEMENTS SECTION

DISCLAIMER

No claim is made to the exclusive right to use BIOTECHNOLOGIES apart from the mark as shown.

ATTORNEY INFORMATION

NAME

Victor K. Sapphire, Esq.

ATTORNEY DOCKET NUMBER

HVRNK-HVBTCH

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

EMAIL ADDRESS

vic@brandidentitylawyer.com

AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

CORRESPONDENCE INFORMATION

NAME

Victor K. Sapphire, Esq.

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

*EMAIL ADDRESS

vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com

*AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

FEE INFORMATION

APPLICATION FILING OPTION

TEAS RF

NUMBER OF CLASSES

1

APPLICATION FOR REGISTRATION PER CLASS

275

*TOTAL FEE DUE

275

*TOTAL FEE PAID

275

SIGNATURE INFORMATION

SIGNATURE

/vsapphire/

SIGNATORY'S NAME

Victor K. Sapphire, Esq.

SIGNATORY'S POSITION

Attorney for Applicant

SIGNATORY'S PHONE NUMBER

323-449-7872

DATE SIGNED

09/08/2017

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

Serial Number: 87601475

Filing Date: 09/08/2017

To the Commissioner for Trademarks:

The applicant, Hoverink Biotechnologies Inc., a corporation of Delaware, having an address of
      1801 Century Park E., 24th Floor
      Los Angeles, California 90067
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 042:  Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical preparations and medicines; laboratory research services relating to pharmaceuticals; pharmaceutical products development; research and development in the pharmaceutical and biotechnology fields; research and development of pharmaceuticals for the treatment of age-related diseases, cancer, infectious diseases, mental illnesses, neurodegenerative diseases
Intent to Use: The applicant has a bona fide intention, and is entitled, to use the mark in commerce on or in connection with the identified goods/services.

Disclaimer
No claim is made to the exclusive right to use BIOTECHNOLOGIES apart from the mark as shown.

The applicant's current Attorney Information:
      Victor K. Sapphire, Esq. of Law Office of Victor Sapphire, Inc.      7190 Sunset Blvd #116
      Los Angeles, California 90067
      United States
      323-449-7872(phone)
      vic@brandidentitylawyer.com (authorized)
The attorney docket/reference number is HVRNK-HVBTCH.

The applicant's current Correspondence Information:

      Victor K. Sapphire, Esq.

      Law Office of Victor Sapphire, Inc.

      7190 Sunset Blvd #116

      Los Angeles, California 90067

      323-449-7872(phone)

      vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com (authorized)

E-mail Authorization: I authorize the USPTO to send e-mail correspondence concerning the application to the applicant, the applicant's attorney, or the applicant's domestic representative at the e-mail address provided in this application. I understand that a valid e-mail address must be maintained and that the applicant or the applicant's attorney must file the relevant subsequent application-related submissions via the Trademark Electronic Application System (TEAS). Failure to do so will result in the loss of TEAS Reduced Fee status and a requirement to submit an additional processing fee of $125 per international class of goods/services.

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

Basis:
If the applicant is filing the application based on use in commerce under 15 U.S.C. § 1051(a):

•

The signatory believes that the applicant is the owner of the trademark/service mark sought to be registered;

•

The mark is in use in commerce on or in connection with the goods/services in the application;

•

The specimen(s) shows the mark as used on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

And/Or
If the applicant is filing the application based on an intent to use the mark in commerce under 15 U.S.C. § 1051(b), § 1126(d), and/or § 1126(e):

•

The signatory believes that the applicant is entitled to use the mark in commerce;

•

The applicant has a bona fide intention to use the mark in commerce on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

To the best of the signatory's knowledge and belief, no other persons, except, if applicable, concurrent users, have the right to use the mark in commerce, either in the identical form or in such near resemblance as to be likely, when used on or in connection with the goods/services of such other persons, to cause confusion or mistake, or to deceive.

To the best of the signatory's knowledge, information, and belief, formed after an inquiry reasonable under the circumstances, the allegations and other factual contentions made above have evidentiary support.

The signatory being warned that willful false statements and the like are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements and the like may jeopardize the validity of the application or submission or any registration resulting therefrom, declares that all statements made of his/her own knowledge are true and all statements made on information and belief are believed to be true.

Declaration Signature

Signature: /vsapphire/   Date: 09/08/2017
Signatory's Name: Victor K. Sapphire, Esq.
Signatory's Position: Attorney for Applicant
Signatory's Phone Number: 323-449-7872

Thank you,

The TEAS support team
Fri Sep 08 15:56:41 EDT 2017
STAMP: USPTO/BAS-76.219.176.81-20170908155641018729-87601475-51025d374d87a28ae56b62848e847d412b58171d637d7aaa729178bbaf976d195e-CC-2629-20170908153229017063

Filing Receipt for Trademark/Service Mark Application for Registration
on the Principal Register
and Next Steps in the Application Process

Thank you for submitting your trademark application to the U.S. Patent and Trademark Office (USPTO). This filing receipt confirms your mark and serial number, describes next steps in the application process, and includes the information submitted in your application. Please read this receipt carefully and keep a copy for your records.

For an overview of important things to know after filing your application, visit our website to read the After You File page and watch video number 9 "After You File."

1. Your mark. LADAVRU (Standard Characters, mark.jpg)
The literal element of the mark consists of LADAVRU. The mark consists of standard characters, without claim to any particular font, style, size, or color.

2. Your serial number. Your application was assigned serial number '87601498'. You must refer to your serial number in all communications about your application.

3. What happens next—legal examination.  Your mark will not be registered automatically. In approximately three months, your application will be assigned to a USPTO examining attorney for review. The attorney will determine if your application meets all applicable legal requirements, and if it doesn't you will be notified in an email with a link to the official Office action (official letter from the USPTO). Visit our website for an explanation of application process timelines.

If your mark includes a design element, we will assign it one or more design search codes. We will notify you of these codes within the next few weeks and you can suggest that we add or delete a design search code from your file.

4. Keep your addresses current in USPTO records. We do not extend filing deadlines if you do not receive USPTO mail or email. If your postal address or email address changes, you must update the correspondence or owner's address using the address forms on our website.

5. Check your application status in our database every three to four months. To be sure that you don't miss an important email from us, and to avoid the possible abandonment of your application, check your application status and review your documents in our database, Trademark Status and Document Retrieval (TSDR), every three to four months.

6. Warning about private companies offering trademark-related services. Private companies may send you communications that resemble official USPTO communications. These private companies are not associated with the USPTO. All official correspondence will be from the "United States Patent and Trademark Office" in Alexandria, Virginia, and from emails with the domain "uspto.gov." If you are unsure about whether the correspondence is from us, check your records in our database, TSDR. Visit our website for more information on trademark-related communications that may resemble official USPTO communications.

7. Questions? Please visit our website, email us, or call us at 1-800-786-9199 and select option 1.

8. Application data. If you find an error in the data below, visit the After You File page on our website for information on correcting errors.

The information submitted in the application appears below:

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

The table below presents the data as entered.

Input Field

Entered

SERIAL NUMBER

87601498

MARK INFORMATION

*MARK

mark.jpg

STANDARD CHARACTERS

YES

USPTO-GENERATED IMAGE

YES

LITERAL ELEMENT

LADAVRU

MARK STATEMENT

The mark consists of standard characters, without claim to any particular font style, size, or color.

APPLICANT INFORMATION

*OWNER OF MARK

Hoverink Biotechnologies Inc.

*STREET

1801 Century Park E., 24th Floor

*CITY

Los Angeles

*STATE
(Required for U.S. applicants)

California

*COUNTRY

United States

*ZIP/POSTAL CODE
(Required for U.S. applicants)

90067

LEGAL ENTITY INFORMATION

TYPE

corporation

STATE/COUNTRY OF INCORPORATION

Delaware

GOODS AND/OR SERVICES AND BASIS INFORMATION

INTERNATIONAL CLASS

005

*IDENTIFICATION

Pharmaceutical preparations for the treatment of gastrointestinal and oncological diseases and disorders

FILING BASIS

SECTION 1(b)

ATTORNEY INFORMATION

NAME

Victor K. Sapphire, Esq.

ATTORNEY DOCKET NUMBER

HVRNK-LDAVRU

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

EMAIL ADDRESS

vic@brandidentitylawyer.com

AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

CORRESPONDENCE INFORMATION

NAME

Victor K. Sapphire, Esq.

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

*EMAIL ADDRESS

vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com

*AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

FEE INFORMATION

APPLICATION FILING OPTION

TEAS RF

NUMBER OF CLASSES

1

APPLICATION FOR REGISTRATION PER CLASS

275

*TOTAL FEE DUE

275

*TOTAL FEE PAID

275

SIGNATURE INFORMATION

SIGNATURE

/vsapphire/

SIGNATORY'S NAME

Victor K. Sapphire, Esq.

SIGNATORY'S POSITION

Attorney for Applicant

SIGNATORY'S PHONE NUMBER

323-449-7872

DATE SIGNED

09/08/2017

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

Serial Number: 87601498

Filing Date: 09/08/2017

To the Commissioner for Trademarks:

The applicant, Hoverink Biotechnologies Inc., a corporation of Delaware, having an address of
      1801 Century Park E., 24th Floor
      Los Angeles, California 90067
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 005:  Pharmaceutical preparations for the treatment of gastrointestinal and oncological diseases and disorders
Intent to Use: The applicant has a bona fide intention, and is entitled, to use the mark in commerce on or in connection with the identified goods/services.

The applicant's current Attorney Information:
      Victor K. Sapphire, Esq. of Law Office of Victor Sapphire, Inc.      7190 Sunset Blvd #116
      Los Angeles, California 90067
      United States
      323-449-7872(phone)
      vic@brandidentitylawyer.com (authorized)
The attorney docket/reference number is HVRNK-LDAVRU.

The applicant's current Correspondence Information:

      Victor K. Sapphire, Esq.

      Law Office of Victor Sapphire, Inc.

      7190 Sunset Blvd #116

      Los Angeles, California 90067

      323-449-7872(phone)

      vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com (authorized)

E-mail Authorization: I authorize the USPTO to send e-mail correspondence concerning the application to the applicant, the applicant's attorney, or the applicant's domestic representative at the e-mail address provided in this application. I understand that a valid e-mail address must be maintained and that the applicant or the applicant's attorney must file the relevant subsequent application-related submissions via the Trademark Electronic Application System (TEAS). Failure to do so will result in the loss of TEAS Reduced Fee status and a requirement to submit an additional processing fee of $125 per international class of goods/services.

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

Basis:
If the applicant is filing the application based on use in commerce under 15 U.S.C. § 1051(a):

•

The signatory believes that the applicant is the owner of the trademark/service mark sought to be registered;

•

The mark is in use in commerce on or in connection with the goods/services in the application;

•

The specimen(s) shows the mark as used on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

And/Or
If the applicant is filing the application based on an intent to use the mark in commerce under 15 U.S.C. § 1051(b), § 1126(d), and/or § 1126(e):

•

The signatory believes that the applicant is entitled to use the mark in commerce;

•

The applicant has a bona fide intention to use the mark in commerce on or in connection with the goods/services in the application; and

•

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

To the best of the signatory's knowledge and belief, no other persons, except, if applicable, concurrent users, have the right to use the mark in commerce, either in the identical form or in such near resemblance as to be likely, when used on or in connection with the goods/services of such other persons, to cause confusion or mistake, or to deceive.

To the best of the signatory's knowledge, information, and belief, formed after an inquiry reasonable under the circumstances, the allegations and other factual contentions made above have evidentiary support.

The signatory being warned that willful false statements and the like are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements and the like may jeopardize the validity of the application or submission or any registration resulting therefrom, declares that all statements made of his/her own knowledge are true and all statements made on information and belief are believed to be true.

Declaration Signature

Signature: /vsapphire/   Date: 09/08/2017
Signatory's Name: Victor K. Sapphire, Esq.
Signatory's Position: Attorney for Applicant
Signatory's Phone Number: 323-449-7872

Thank you,

The TEAS support team
Fri Sep 08 16:03:35 EDT 2017
STAMP: USPTO/BAS-76.219.176.81-20170908160335466730-87601498-510dee0a1a332d949476f0c9b17182d0e5ac28a38b8bb87b42b066c3fb9f6ca57-CC-2772-20170908155929453676

---------- Forwarded message ----------
From: <TEAS@uspto.gov>
To: <vic@brandidentitylawyer.com>, <trademarks@brandidentitylawyer.com>, <vixapphire@gmail.com>
Cc:
Bcc:
Date: Fri, 8 Sep 2017 15:56:41 -0400
Subject: HVRNK-HVBTCH Serial number 87601475: Received Your Trademark/Service Mark Application, Principal Register

Filing Receipt for Trademark/Service Mark Application for Registration
on the Principal Register
and Next Steps in the Application Process

Thank you for submitting your trademark application to the U.S. Patent and Trademark Office (USPTO). This filing receipt confirms your mark and serial number, describes next steps in the application process, and includes the information submitted in your application. Please read this receipt carefully and keep a copy for your records.

For an overview of important things to know after filing your application, visit our website to read the After You File page and watch video number 9 "After You File."

1. Your mark. HOVERINK BIOTECHNOLOGIES (Standard Characters, mark.jpg)
The literal element of the mark consists of HOVERINK BIOTECHNOLOGIES. The mark consists of standard characters, without claim to any particular font, style, size, or color.

2. Your serial number. Your application was assigned serial number '87601475'. You must refer to your serial number in all communications about your application.

3. What happens next—legal examination.  Your mark will not be registered automatically. In approximately three months, your application will be assigned to a USPTO examining attorney for review. The attorney will determine if your application meets all applicable legal requirements, and if it doesn't you will be notified in an email with a link to the official Office action (official letter from the USPTO). Visit our website for an explanation of application process timelines.

If your mark includes a design element, we will assign it one or more design search codes. We will notify you of these codes within the next few weeks and you can suggest that we add or delete a design search code from your file.

4. Keep your addresses current in USPTO records. We do not extend filing deadlines if you do not receive USPTO mail or email. If your postal address or email address changes, you must update the correspondence or owner's address using the address forms on our website.

5. Check your application status in our database every three to four months. To be sure that you don't miss an important email from us, and to avoid the possible abandonment of your application, check your application status and review your documents in our database, Trademark Status and Document Retrieval (TSDR), every three to four months.

6. Warning about private companies offering trademark-related services. Private companies may send you communications that resemble official USPTO communications. These private companies are not associated with the USPTO. All official correspondence will be from the "United States Patent and Trademark Office" in Alexandria, Virginia, and from emails with the domain "uspto.gov." If you are unsure about whether the correspondence is from us, check your records in our database, TSDR. Visit our website for more information on trademark-related communications that may resemble official USPTO communications.

7. Questions? Please visit our website, email us, or call us at 1-800-786-9199 and select option 1.

8. Application data. If you find an error in the data below, visit the After You File page on our website for information on correcting errors.

The information submitted in the application appears below:

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

The table below presents the data as entered.

Input Field

Entered

SERIAL NUMBER

87601475

MARK INFORMATION

*MARK

mark.jpg

STANDARD CHARACTERS

YES

USPTO-GENERATED IMAGE

YES

LITERAL ELEMENT

HOVERINK BIOTECHNOLOGIES

MARK STATEMENT

The mark consists of standard characters, without claim to any particular font style, size, or color.

APPLICANT INFORMATION

*OWNER OF MARK

Hoverink Biotechnologies Inc.

*STREET

1801 Century Park E., 24th Floor

*CITY

Los Angeles

*STATE
(Required for U.S. applicants)

California

*COUNTRY

United States

*ZIP/POSTAL CODE
(Required for U.S. applicants)

90067

LEGAL ENTITY INFORMATION

TYPE

corporation

STATE/COUNTRY OF INCORPORATION

Delaware

GOODS AND/OR SERVICES AND BASIS INFORMATION

INTERNATIONAL CLASS

042

*IDENTIFICATION

Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical preparations and medicines; laboratory research services relating to pharmaceuticals; pharmaceutical products development; research and development in the pharmaceutical and biotechnology fields; research and development of pharmaceuticals for the treatment of age-related diseases, cancer, infectious diseases, mental illnesses, neurodegenerative diseases

FILING BASIS

SECTION 1(b)

ADDITIONAL STATEMENTS SECTION

DISCLAIMER

No claim is made to the exclusive right to use BIOTECHNOLOGIES apart from the mark as shown.

ATTORNEY INFORMATION

NAME

Victor K. Sapphire, Esq.

ATTORNEY DOCKET NUMBER

HVRNK-HVBTCH

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

EMAIL ADDRESS

vic@brandidentitylawyer.com

AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

CORRESPONDENCE INFORMATION

NAME

Victor K. Sapphire, Esq.

FIRM NAME

Law Office of Victor Sapphire, Inc.

STREET

7190 Sunset Blvd #116

CITY

Los Angeles

STATE

California

COUNTRY

United States

ZIP/POSTAL CODE

90067

PHONE

323-449-7872

*EMAIL ADDRESS

vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com

*AUTHORIZED TO COMMUNICATE VIA EMAIL

Yes

FEE INFORMATION

APPLICATION FILING OPTION

TEAS RF

NUMBER OF CLASSES

1

APPLICATION FOR REGISTRATION PER CLASS

275

*TOTAL FEE DUE

275

*TOTAL FEE PAID

275

SIGNATURE INFORMATION

SIGNATURE

/vsapphire/

SIGNATORY'S NAME

Victor K. Sapphire, Esq.

SIGNATORY'S POSITION

Attorney for Applicant

SIGNATORY'S PHONE NUMBER

323-449-7872

DATE SIGNED

09/08/2017

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.
PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

Serial Number: 87601475

Filing Date: 09/08/2017

To the Commissioner for Trademarks:

The applicant, Hoverink Biotechnologies Inc., a corporation of Delaware, having an address of
      1801 Century Park E., 24th Floor
      Los Angeles, California 90067
      United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 042:  Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical